UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2013

Date of reporting period:  May 31, 2013

Item 1. Reports to Stockholders.

Annual Report

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

May 31, 2013

Investment Adviser

M.D. Sass Investors Services, Inc.
1185 Avenue of the Americas
18th Floor
New York, New York 10036

Phone: 1-855-MDS-FUND (1-855-637-3863)

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	6
INVESTMENT HIGHLIGHTS	7
SCHEDULE OF INVESTMENTS	11
STATEMENT OF ASSETS AND LIABILITIES	20
STATEMENT OF OPERATIONS	21
STATEMENTS OF CHANGES IN NET ASSETS	22
FINANCIAL HIGHLIGHTS	23
NOTES TO FINANCIAL STATEMENTS	26
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
NOTICE OF PRIVACY POLICY & PRACTICES	33
ADDITIONAL INFORMATION	34

Dear Shareholder:

Performance:

For the 12-month period ended May 31, 2013, MDSIX and MDSHX returned +0.08% and -0.19%, respectively, after fees and expenses.  By way of comparison, the BofA/Merrill Lynch 1-3 Year U.S. Treasury Index returned +0.34% for the period, and the Barclays U.S. Mortgage Backed Securities Index -0.03%.  For the first half of the annual period, the Fund well outperformed is benchmarks; however, in the second half, the Fund’s performance was negatively impacted by concerns that mortgage prepayment speeds would increase due to extremely low interest rates, an increase in Government Agency Guarantee Fees, and a potential rush by mortgagees to refinance in advance of the Federal Reserve potentially beginning to taper off of its large asset purchase program.  This caused mortgage spreads to widen relative to Treasuries and reduced market prices across the board for Agency Mortgage Backed Securities (“MBS”) regardless of their specific characteristics.  Looking forward, this has created an opportunity to acquire slower paying shorter term issues at what we view as exceptional yields at depressed prices that do not properly reflect their specific characteristics.

Market Review:

Fixed income markets rallied strongly during the second half of 2012 and first quarter of 2013, reacting to central bank policies, including the Federal Open Market Committee’s (“FOMC” or “Fed”) further balance sheet expansion by purchasing additional Agency MBS and the European Central Bank’s (“ECB”) Outright Monetary Transactions (OMT) program.  Specifically, the FOMC announced on September 13th further balance sheet expansion by purchasing an additional $40 billion of Agency MBS per month indefinitely.  The FOMC also shifted its forward policy rate guidance in December, as the FOMC expects to maintain a target range for the Federal Funds Rate at 0 to ¼ percent as long as: (1) the unemployment rate remains above 6.5%, (2) inflation one- to two-years ahead is projected to be no more than 2.5%, and (3) longer-term inflation expectations continue to be well anchored.  The statement reflected the Fed’s putting more weight on the labor market component of its dual mandate, and signaled policymakers’ commitment to accommodative monetary policy.  In Europe, the ECB’s announcement to introduce a new program of sovereign debt purchases to restore the monetary transmission mechanism also boosted risk sentiment. In sum, the thrust of such central bank policies firmly anchored short-term interest rates closer to the zero bound.

That said, in May, interest rates spiked and risk assets underperformed as the market became concerned about the Fed tapering off its purchase program.  Markets reacted negatively, with yields moving higher, to the Fed Chairman’s remark that, conditional on economic data, the Fed could reduce the pace of Quantitative Easing purchases starting at one of its “next few meetings”.  The recent sharp increase in Treasury yields has refocused market attention on the interest rate risk of risky assets, especially given the rally of most non-Treasury asset classes have experienced over the past few years.

Market Outlook:

•
Attractive Valuations:  While we are generally negative on the outlook for intermediate and longer duration fixed income securities, the very short duration U.S. Agency MBS sector offers attractive valuations relative to U.S. Treasuries in our view, especially  given the significant recent widening in spreads.  The below exhibit conveys the cheapening of representative short duration Agency MBS over the past year.  We anticipate these spreads trending over time towards their means given the reasons discussed below.  We also believe that prudent investors in lower yielding cash equivalent securities may move into the short duration Agency MBS sector, which while adding some risk may also add to their yield, while investors in longer term issues may sell them to help reduce risk and retreat to this sector in order to earn yields that may be competitive with longer duration, higher credit quality issues.

HIGHER COUPON MBS YIELD SPREAD CHANGES

The chart is for the period of 5/31/2012 – 5/31/2013

FNCL 5.0 TBA is a generic security as tracked by Barclays Capital analytics representing a generic 30-year Fannie Mae agency mortgage-backed securities with 5% coupon.

FNCL 5.5 TBA is a generic security as tracked by Barclays Capital analytics representing a generic 30-year Fannie Mae agency mortgage-backed securities with 5.5% coupon.

Option adjusted spread (OAS) is the flat spread which has to be added to the treasury yield curve in a pricing model (that accounts for embedded options) to discount a security payment to match its market price.

Standard Deviation is a historical measure of the variability of returns relative to the average annual return.

Source: Barclays

•
Limited short-duration investment: The spectrum of short duration investments with any viable income, particularly with respect to high quality type investments, is very limited. Within this limited investment space, yields from carefully selected 2 and 3-Year Agency MBS stand out.

•
Federal Reserve Sponsorship: The sharp widening of MBS spreads over the past several months appears to have mostly priced in the move toward the Fed’s tapering of its asset purchase program. Still, any such action by the Fed constitutes not a tightening of policy, but a lessening of accommodation.  That is, the Fed’s target of a near zero Fed Fund Rates should still provide enormous support for (higher income) short duration vehicles such as MDSIX and MDSHX.

•
Policy tailwinds: The current discussion of Government Sponsored Enterprise (“GSE”) reform and the Administration’s clear intention of bringing back private origination into mortgage finance should reduce the role of GSEs and induce an element of scarcity to issuance patterns of Agency MBS, and, in turn, support relative yield spreads in this sector.  The reduced supply of MBS may bode well for the performance of the sector, especially in the context of a declining global supply of high quality bonds since the European sovereign debt crisis.

•	Relative Sector Value: The significant tightening of credit spreads vs. agency MBS.

YIELD AND SPREAD CHANGE OF CREDIT VS. AGENCY MBS
AS OF 5/31/2013

YIELD	YTD
	1/3/2012	5/31/2013	Difference
US Intermediate Credit	3.03%	2.07%	-0.96%
US MBS	2.68%	2.86%	0.18%

SPREAD OVER TREASURY	Past 5 Years
	Average	5/31/2013	Difference
US Intermediate Credit	212bps	105bps	-107bps
US MBS	179bps	149bps	-30bps

Barclays U.S. Intermediate Credit Index: An index comprised of investment grade corporate credits with 1 to 10 year maturity which: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade; must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and non-convertible; must be publicly issued; must be an investment grade credit security; must have a maturity from 1 up to (but not including) 10 years.

Barclays U.S. Agency MBS Index: An index comprised of mortgage backed pass through securities of Ginnie Mae, Freddie Mac and Fannie Mae.  The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.  These aggregates are defined according to the following parameters: Agency (GNMA, FNMA, FHLMC), Program (30-year, 15-year, balloon, GPM), Pass-through coupon (6.0%, 6.5%, etc.), Origination year (1987, 1988, etc.)

•
Global Macro-economic Uncertainties:  Agency MBS have continued to act as a perceived “safe haven” investment due to economic headwinds including weak organic economic growth in both the developed markets (e.g. Europe) and EM countries (e.g. China) and the impact of US fiscal tightening.

Important Disclosures

Past performance is not a guarantee of future results.

Opinions expressed as those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. However, this Fund only intends to invest in 1 to 3 year duration securities. Investments in U.S. Agency Mortgage Backed Securities include additional risks that investors should be aware of such as prepayment risk, extension risk, and possible illiquidity. The federal government guarantees interest payments from government securities while the fund offers no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings please refer to the Schedule of Investments included in this report.

BofA/Merrill Lynch 1-3 U.S. Year Treasury Index: The BofA Merrill Lynch 1-3 U.S. Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Mortgage Backed Securities Index: An index comprised of mortgage backed pass through securities of Ginnie Mae, Freddie Mac and Fannie Mae.  The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.  These aggregates are defined according to the following parameters: Agency (GNMA, FNMA, FHLMC), Program (30-year, 15-year, balloon, GPM), Pass-through coupon (6.0%, 6.5%, etc.), Origination year (1987, 1988, etc.)

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.  Duration is expressed as a number of years.  Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Basis Point: A basis point is one hundredth of one percent, or 0.01%.

This Fund is distributed by Quasar Distributors, LLC.

This report must be preceded or accompanied by a prospectus.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.(1)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example.  The example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)(2)
Institutional Class
Actual	$1,000.00	$ 997.10	$3.04
Hypothetical (5% return before expenses)	$1,000.00	$1,021.89	$3.07
Retail Class
Actual	$1,000.00	$ 995.40	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.33
StoneCastle Treasurer Class
Actual	$1,000.00	$ 995.80	$1.83
Hypothetical (5% return before expenses)	$1,000.00	$1,011.86	$1.85

(1)
The period for the Institutional Class and Retail Class is December 1, 2012 – May 31, 2013.  The period for the StoneCastle Treasurer Class is February 19, 2013 (commencement of operations) – May 31, 2013.

(2)
Expenses for the Institutional Class and Retail Class are equal to the annualized expense ratio of 0.61% and 0.86%, multiplied by the average account value over the period, multiplied by 182/365.  Expenses for the StoneCastle Treasurer Class are equal to the annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 100/365.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund
Investment Highlights
(Unaudited)

The Fund’s investment objective seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.  To achieve its investment objective, the Fund invests at least 95% of its assets in U.S. Government and agency mortgage-backed securities (“MBS”) and other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including Ginnie Mae, Fannie Mae and Freddie Mac), and collateralized mortgage obligations (“CMOs”), backed by U.S. Government and MBS.  Some of the Fund’s investments may be backed by the full faith and credit of the U.S. Government, while others may be supported only by the discretionary authority of the U.S. Government or only by the credit of the issuing agency or instrumentality.  The Fund’s allocation of portfolio holdings as of May 31, 2013 is shown below.

Allocation of Portfolio Holdings
(as a percentage of total investments)

Continued

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – Institutional Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2013

			Annualized
			Since
	Six	One	Inception
	Months	Year	6/30/11
M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – Institutional Class	(0.29)%	0.08%	1.54%
BofA Merril Lynch 1-3 Year U.S. Treasury	0.11%	0.34%	0.62%
Lipper Short U.S. Government Funds Index	(0.26)%	0.25%	0.70%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The BofA Merrill Lynch 1-3 U.S. Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The Lipper Short U.S. Government Funds category is made up of Funds who invests at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than three years.

One cannot invest directly in an index.

Growth of $100,000 Investment

* Inception Date

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – Retail Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2013

			Since
	Six	One	Inception
	Months	Year	12/30/11
M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – Retail Class	(0.46)%	(0.19)%	0.46%
BofA Merril Lynch 1-3 Year U.S. Treasury	0.11%	0.34%	0.36%
Lipper Short U.S. Government Funds Index	(0.26)%	0.25%	0.58%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The BofA Merrill Lynch 1-3 U.S. Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The Lipper Short U.S. Government Funds category is made up of Funds who invests at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than three years.

One cannot invest directly in an index.

Growth of $10,000 Investment

* Inception Date

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – StoneCastle Treasurer Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2013

		Since
	Three	Inception
	Months	2/19/13
M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – StoneCastle Treasurer Class	(0.42)%	(0.33)%
BofA Merril Lynch 1-3 Year U.S. Treasury	(0.02)%	0.06%
Lipper Short U.S. Government Funds Index	(0.27)%	(0.16)%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The BofA Merrill Lynch 1-3 U.S. Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The Lipper Short U.S. Government Funds category is made up of Funds who invests at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than three years.

One cannot invest directly in an index.

Growth of $5,000,000 Investment

* Inception Date

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments

May 31, 2013

	Principal
	Amount	Value
Mortgage Backed Securities – 94.60%
Fannie Mae – Aces
2012-M9, 4.248%, 12/25/2017 (a)(c)	$13,824,371	$2,103,750
Fannie Mae Pool
323936, 7.000%, 09/01/2014	33,250	34,191
735794, 7.000%, 06/01/2017	25,415	26,134
545825, 6.000%, 07/01/2017	25,100	26,726
670372, 6.000%, 09/01/2017	41,766	44,692
254443, 6.000%, 09/01/2017	66,548	71,010
755513, 4.000%, 11/01/2018	68,404	72,831
555872, 5.000%, 11/01/2018	47,694	51,068
889972, 7.000%, 11/01/2018	5,568	5,620
745498, 7.000%, 11/01/2018	16,688	17,680
725098, 5.500%, 12/01/2018	279,839	304,705
761270, 4.500%, 02/01/2019	64,254	70,012
255208, 4.000%, 04/01/2019	654,407	696,758
255176, 4.500%, 04/01/2019	94,995	101,518
761402, 4.500%, 05/01/2019	79,572	86,702
782072, 5.000%, 05/01/2019	225,847	241,822
725527, 5.500%, 05/01/2019	79,169	84,620
255273, 4.500%, 06/01/2019	58,999	63,050
252573, 6.000%, 06/01/2019	36,268	39,485
725792, 4.500%, 08/01/2019	138,088	147,569
761492, 5.000%, 09/01/2019	86,571	93,290
725993, 6.000%, 09/01/2019	172,663	184,696
357695, 4.500%, 01/01/2020	280,164	299,400
255547, 4.500%, 01/01/2020	451,484	482,484
805304, 5.000%, 01/01/2020	86,089	92,771
735371, 5.000%, 04/01/2020	172,230	184,413
255735, 5.000%, 06/01/2020	1,200,424	1,293,592
821585, 5.000%, 06/01/2020	306,921	330,742
995182, 5.500%, 06/01/2020	96,194	104,742
745440, 4.500%, 07/01/2020	68,464	73,165
995158, 4.500%, 12/01/2020	297,332	317,747
995287, 6.500%, 02/01/2021	287,494	299,928
MA0815, 3.500%, 08/01/2021	2,155,045	2,272,877
890175, 5.000%, 10/01/2021	276,034	295,560
888136, 6.000%, 12/01/2021	432,529	473,519
MA1030, 3.000%, 04/01/2022	1,606,187	1,686,465
889143, 4.500%, 05/01/2022	133,255	142,405
254440, 6.000%, 08/01/2022	36,713	39,969
254662, 5.000%, 02/01/2023	24,689	26,637
254733, 5.000%, 04/01/2023	77,782	83,918
254762, 5.000%, 05/01/2023	384,604	409,772
890156, 5.000%, 05/01/2023	81,407	87,726
254797, 5.000%, 06/01/2023	144,826	156,253
254764, 5.500%, 06/01/2023	429,684	465,698
254799, 5.000%, 07/01/2023	596,785	643,872
254832, 5.500%, 08/01/2023	202,154	220,866

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2013

	Principal
	Amount	Value
Mortgage Backed Securities – 94.60% (Continued)
Fannie Mae Pool (Continued)
254954, 4.500%, 10/01/2023	$374,146	$406,307
254911, 5.000%, 10/01/2023	182,182	198,264
254963, 5.500%, 10/01/2023	61,874	67,887
995874, 5.500%, 11/01/2023	29,730	32,372
255160, 5.500%, 03/01/2024	92,763	101,350
255232, 4.500%, 05/01/2024	109,194	118,580
255226, 5.000%, 05/01/2024	214,149	233,053
255456, 5.500%, 10/01/2024	64,271	70,301
AD3081, 4.000%, 04/01/2025	496,550	527,444
AE0031, 5.000%, 06/01/2025	994,323	1,071,495
890216, 4.500%, 07/01/2025	265,372	283,137
735734, 5.500%, 07/01/2025	167,400	183,104
255810, 5.000%, 08/01/2025	722,766	789,279
255984, 4.500%, 11/01/2025	54,187	58,743
256247, 6.000%, 05/01/2026	49,827	54,450
256272, 5.500%, 06/01/2026	1,868	2,034
48081, 4.664%, 12/01/2026 (a)	33,488	34,076
888281, 6.000%, 04/01/2027	48,196	52,788
47935, 4.796%, 05/01/2027 (a)	6,156	6,633
252284, 6.500%, 01/01/2029	241,182	274,674
323591, 6.500%, 03/01/2029	74,806	86,818
678050, 5.500%, 12/01/2032	1,205,542	1,320,336
555326, 5.500%, 04/01/2033	574,645	642,832
555424, 5.500%, 05/01/2033	561,782	614,398
254767, 5.500%, 06/01/2033	419,935	459,266
555531, 5.500%, 06/01/2033	438,460	479,526
555592, 5.500%, 07/01/2033	179,651	196,477
893368, 5.000%, 12/01/2033	452,782	491,549
725205, 5.000%, 03/01/2034	1,028,334	1,119,857
745096, 5.500%, 11/01/2034	299,487	327,537
995801, 5.500%, 12/01/2034	51,884	56,744
735036, 5.500%, 12/01/2034	188,668	206,811
735989, 5.500%, 02/01/2035	229,180	251,002
888073, 5.500%, 02/01/2035	129,977	142,354
735670, 5.500%, 03/01/2035	93,476	102,231
735715, 5.500%, 05/01/2035	525,839	575,089
745751, 5.500%, 09/01/2035	124,971	136,676
AD0464, 4.500%, 10/01/2035	439,426	470,881
889301, 5.500%, 11/01/2035	176,940	192,849
845418, 6.000%, 02/01/2036	445,863	493,006
AE0099, 5.500%, 10/01/2036	581,579	639,433
AE0616, 6.000%, 03/01/2040	654,371	713,132
AE0395, 4.500%, 10/01/2040	473,596	509,241
MA0626, 4.000%, 01/01/2041	704,826	725,930
		28,468,646

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2013

	Principal
	Amount	Value
Mortgage Backed Securities – 94.60% (Continued)
Fannie Mae REMICS
2001-51, 6.000%, 10/25/2016	$407,571	$431,497
2002-7, 5.500%, 03/25/2017	327,773	347,323
2002-11, 5.500%, 03/25/2017	41,722	43,810
2002-7, 6.000%, 03/25/2017	81,619	86,148
2002-19, 6.000%, 04/25/2017	13,875	14,666
2002-57, 5.500%, 09/25/2017	204,466	217,013
2002-58, 5.500%, 09/25/2017	94,424	99,597
2002-55-QE, 5.500%, 09/25/2017	277,979	294,211
2002-59B, 5.500%, 09/25/2017	761,995	805,145
2002-55-GC, 5.500%, 09/25/2017	49,441	52,559
2002-61, 5.500%, 10/25/2017	72,306	77,192
2002-74, 5.000%, 11/25/2017	166,415	176,873
2002-72, 5.500%, 11/25/2017	115,214	123,122
2003-21, 5.000%, 03/25/2018	138,483	147,872
2003-27, 3.500%, 03/25/2018	104,444	107,120
2003-81, 4.500%, 04/25/2018	284,735	290,684
2003-57, 3.500%, 06/25/2018	143,658	150,302
2003-57, 5.000%, 06/25/2018	21,311	22,849
2003-74, 3.750%, 08/25/2018	65,051	68,101
2003-81, 4.500%, 09/25/2018	60,869	64,761
2003-91, 4.500%, 09/25/2018	305,544	325,059
2003-108, 4.000%, 11/25/2018	446,729	471,833
2003-128, 4.000%, 01/25/2019	513,385	541,652
2004-3, 4.000%, 02/25/2019	264,875	279,511
2009-37, 4.000%, 04/25/2019	27,640	29,249
1999-15, 6.000%, 04/25/2019	191,431	208,268
2008-45, 5.000%, 05/25/2019	8,370	8,365
2005-38, 5.000%, 06/25/2019	89,147	89,606
2008-55, 5.000%, 07/25/2019	12,518	12,512
2005-8, 5.000%, 07/25/2019	61,494	62,504
2009-70, 5.000%, 08/25/2019	66,815	71,588
2005-93, 4.500%, 11/25/2019	81,175	82,387
2011-9, 5.000%, 04/25/2020	470,921	516,468
1990-73-K, 0.000%, 07/25/2020 (b)	61,165	55,173
2011-68, 4.500%, 12/25/2020	683,908	729,060
2010-135, 3.000%, 01/25/2021	848,909	881,722
2011-68, 5.000%, 06/25/2021	484,999	525,465
2003-17, 4.250%, 09/25/2022	16,392	16,589
2008-24, 5.000%, 04/25/2023	800,000	875,535
2008-36, 4.500%, 05/25/2023	355,164	383,854
2003-80, 4.000%, 06/25/2023	10,015	10,486
2003-46, 4.000%, 06/25/2023	24,338	24,967
2003-55, 5.000%, 06/25/2023	554,946	596,749
2003-49, 5.500%, 06/25/2023	85,000	91,532
2008-62, 4.000%, 07/25/2023	351,382	363,697
2004-44, 4.500%, 06/25/2024	1,230,534	1,341,145
2001-64, 6.000%, 11/25/2031	444,311	500,909

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2013

	Principal
	Amount	Value
Mortgage Backed Securities – 94.60% (Continued)
Fannie Mae REMICS (Continued)
2010-39, 5.000%, 10/25/2032	$59,202	$61,073
2005-27, 5.500%, 05/25/2034	61,319	66,460
2005-23, 5.000%, 04/25/2035	74,057	80,114
2005-62, 5.000%, 06/25/2035	31,829	36,465
2005-62, 4.750%, 07/25/2035	115,486	123,236
2006-70, 0.000%, 06/25/2036 (b)	572,713	512,472
2007-33, 5.500%, 04/25/2037	20,576	23,008
2009-15, 4.500%, 10/25/2037	19,383	19,956
2010-90, 4.000%, 04/25/2040	756,355	791,135
		14,430,649
FHLMC Multifamily Structured Pass Through Certificates
K-711, 1.711%, 07/25/2019 (a)(c)	10,549,877	939,103
K-023, 1.315%, 08/25/2022 (a)(c)	4,990,402	478,248
		1,417,351
FHLMC-GNMA
G023, 0.700%, 11/25/2023 (a)	363,114	364,995
Freddie Mac Gold Pool
G9-0009, 6.500%, 06/25/2014	23,424	23,855
G1-1182, 6.500%, 10/01/2014	33,251	33,969
E0-1098, 6.000%, 02/01/2017	56,015	59,655
E0-1138, 6.500%, 03/01/2017	45,065	48,121
E0-1140, 6.000%, 05/01/2017	66,881	71,112
G1-1350, 6.000%, 10/01/2017	139,618	148,186
E0-1251, 5.500%, 11/01/2017	871,447	933,512
G1-2166, 6.500%, 01/01/2018	33,705	35,176
G1-1431, 6.000%, 02/01/2018	150,267	159,488
E0-1323, 4.500%, 03/01/2018	148,288	156,236
G1-1509, 6.000%, 03/01/2018	115,107	122,170
G1-1516, 6.000%, 03/01/2018	79,221	83,879
E0-1343, 5.000%, 04/01/2018	156,368	165,872
E0-1386, 5.000%, 06/01/2018	41,577	44,104
G1-3533, 5.000%, 07/01/2018	323,160	342,245
E0-1425, 4.500%, 08/01/2018	163,677	172,456
E0-1488, 5.000%, 10/01/2018	189,071	201,169
E0-1490, 5.000%, 11/01/2018	335,056	355,419
E0-1497, 5.500%, 11/01/2018	50,133	53,799
G1-2471, 4.500%, 12/01/2018	349,147	369,822
G1-1731, 5.500%, 12/01/2018	88,949	96,186
G1-1551, 5.500%, 02/01/2019	110,506	118,098
G1-1574, 6.000%, 02/01/2019	128,304	136,279
B1-3150, 4.000%, 03/01/2019	658,996	696,750
G1-3052, 5.000%, 03/01/2019	238,420	252,501
B1-5137, 4.000%, 06/01/2019	114,450	120,935
G1-2081, 4.500%, 06/01/2019	49,739	52,684
B1-5759, 4.500%, 07/01/2019	453,932	481,804
G1-8005, 5.000%, 08/01/2019	639,875	679,264

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2013

	Principal
	Amount	Value
Mortgage Backed Securities – 94.60% (Continued)
Freddie Mac Gold Pool (Continued)
G1-8016, 5.000%, 10/01/2019	$471,657	$500,691
G1-3330, 6.000%, 10/01/2019	38,013	40,345
G1-8020, 4.500%, 11/01/2019	336,422	357,079
B1-4498, 4.000%, 12/01/2019	71,812	75,882
G1-3411, 5.000%, 12/01/2019	550,591	584,485
J0-6163, 4.000%, 01/01/2020	24,725	26,095
G1-1650, 5.000%, 02/01/2020	79,006	83,870
G1-1722, 5.000%, 07/01/2020	81,782	87,813
G1-1754, 6.000%, 07/01/2020	6,643	7,217
G1-3272, 4.500%, 08/01/2020	343,972	364,340
G1-1720, 4.500%, 08/01/2020	546,476	580,030
G1-1838, 6.000%, 08/01/2020	127,344	133,140
G1-1772, 4.500%, 09/01/2020	1,414,028	1,503,060
G1-3312, 4.500%, 09/01/2020	184,811	195,754
G1-1807, 5.500%, 10/01/2020	119,026	129,287
J1-3756, 3.500%, 12/01/2020	499,285	527,284
G1-1812, 5.000%, 12/01/2020	647,993	695,779
J1-4426, 3.500%, 02/01/2021	758,876	802,619
J1-4483, 3.500%, 02/01/2021	287,996	304,597
G1-2911, 4.000%, 02/01/2021	93,410	98,703
G1-1938, 4.500%, 03/01/2021	74,918	79,635
G1-2189, 5.500%, 03/01/2021	367,477	396,398
G1-1941, 5.500%, 04/01/2021	26,592	28,884
G1-1994, 5.500%, 05/01/2021	567,302	614,432
G1-2239, 5.500%, 07/01/2021	25,973	28,130
G1-2322, 5.500%, 07/01/2021	37,348	40,451
C9-0457, 6.500%, 07/01/2021	14,780	16,419
G1-2277, 6.000%, 08/01/2021	80,825	88,529
G1-3621, 6.500%, 08/01/2021	451,080	481,110
G1-2381, 5.000%, 09/01/2021	440,236	472,701
C9-0481, 6.000%, 09/01/2021	36,138	39,436
G1-2717, 5.500%, 11/01/2021	35,726	38,806
G1-2491, 5.000%, 01/01/2022	822,696	883,366
G1-2977, 5.500%, 10/01/2022	152,361	165,018
G1-3024, 5.500%, 10/01/2022	234,437	253,913
C9-0588, 5.500%, 11/01/2022	48,209	51,865
G3-0234, 6.500%, 11/01/2022	8,736	9,705
G1-2935, 5.000%, 01/01/2023	102,836	110,419
G1-3182, 5.500%, 04/01/2023	206,597	223,761
C9-0675, 5.000%, 05/01/2023	231,206	247,243
G1-3175, 5.500%, 05/01/2023	582,452	630,840
D9-6027, 5.500%, 05/01/2023	28,528	31,401
C9-0676, 5.500%, 05/01/2023	149,491	160,830
C9-0689, 4.500%, 07/01/2023	25,319	27,393
C9-0690, 5.000%, 07/01/2023	454,203	491,113
C9-0698, 4.500%, 08/01/2023	248,331	268,671
C9-0705, 4.500%, 09/01/2023	235,119	254,377

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2013

	Principal
	Amount	Value
Mortgage Backed Securities – 94.60% (Continued)
Freddie Mac Gold Pool (Continued)
C9-0706, 5.000%, 09/01/2023	$29,555	$31,605
G1-3345, 6.500%, 10/01/2023	40,206	42,765
G1-4160, 6.000%, 01/01/2024	331,520	351,864
G1-3390, 6.000%, 01/01/2024	271,741	300,793
G1-3692, 5.500%, 02/01/2024	135,008	146,224
G1-3610, 5.500%, 02/01/2024	208,778	226,123
C9-0830, 4.500%, 05/01/2024	538,962	583,108
C9-0844, 4.500%, 08/01/2024	351,242	380,011
J1-1057, 4.500%, 10/01/2024	645,252	681,791
G1-8330, 4.500%, 11/01/2024	455,277	483,658
J1-2076, 4.500%, 04/01/2025	653,860	695,790
G1-3790, 4.500%, 04/01/2025	708,358	752,959
J1-2077, 4.500%, 04/01/2025	526,077	559,200
C9-0902, 5.500%, 06/01/2025	218,367	237,455
C9-0918, 5.000%, 09/01/2025	386,388	418,260
C9-0945, 5.000%, 01/01/2026	300,580	325,374
C9-0946, 5.500%, 01/01/2026	22,208	24,121
J1-4785, 4.000%, 03/01/2026	526,035	556,007
G1-4120, 4.000%, 04/01/2026	1,167,664	1,234,195
G1-4159, 4.000%, 06/01/2026	763,379	805,921
G1-4204, 4.500%, 06/01/2026	838,365	890,628
G3-0293, 5.000%, 07/01/2026	336,711	364,485
D9-7050, 6.000%, 08/01/2026	8,199	8,936
C9-0989, 6.000%, 09/01/2026	70,884	77,255
C9-1075, 6.000%, 08/01/2027	309,333	336,361
D9-7472, 5.500%, 12/01/2027	98,427	106,230
G0-2455, 5.500%, 10/01/2030	207,733	224,560
G0-1584, 5.000%, 08/01/2033	363,847	391,643
C0-1649, 5.500%, 10/01/2033	793,024	859,987
A2-3148, 5.500%, 06/01/2034	1,018,300	1,103,013
G0-5168, 5.000%, 12/01/2034	75,218	80,964
G0-1882, 5.000%, 08/01/2035	614,946	659,810
G0-4913, 5.000%, 03/01/2038	349,515	375,241
H0-9207, 6.500%, 08/01/2038	946,253	1,044,532
		34,808,531
Freddie Mac REMICS
2113, 6.000%, 01/15/2014	6,474	6,555
2791, 5.000%, 05/15/2015	18,897	19,556
2828, 5.500%, 06/15/2015	71,449	74,071
2843, 5.500%, 07/15/2015	51,244	52,466
2344, 6.000%, 08/15/2016	231,336	244,471
2354, 5.750%, 09/15/2016	216,821	229,565
2368B, 6.000%, 10/15/2016	29,628	31,217
2381, 5.500%, 11/15/2016	582,931	614,852
2458, 5.500%, 06/15/2017	92,761	97,739
3204, 5.000%, 08/15/2017	518,865	545,816

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2013

	Principal
	Amount	Value
Mortgage Backed Securities – 94.60% (Continued)
Freddie Mac REMICS (Continued)
2503-BH, 5.500%, 09/15/2017	$36,981	$39,526
2503-TG, 5.500%, 09/15/2017	76,934	82,289
2515, 5.000%, 10/15/2017	336,340	358,356
2509, 5.000%, 10/15/2017	32,609	34,730
2513-JE, 5.000%, 10/15/2017	188,175	200,342
2508, 5.000%, 10/15/2017	186,115	199,332
2513-DB, 5.000%, 10/15/2017	45,649	48,112
2510, 5.000%, 10/15/2017	102,044	109,202
2564, 5.500%, 10/15/2017	59,616	63,760
2627, 3.000%, 11/15/2017	61,077	61,416
2595, 4.000%, 12/15/2017	178,595	180,815
2543, 5.000%, 12/15/2017	76,591	81,711
2555, 4.250%, 01/15/2018	33,855	35,499
2786, 4.500%, 01/15/2018	1,181	1,181
2564, 5.000%, 02/15/2018	244,461	261,175
2575, 5.000%, 02/15/2018	159,420	170,336
2629, 4.000%, 03/15/2018	151,655	155,493
2617, 4.500%, 05/15/2018	690,826	729,670
2627, 4.500%, 06/15/2018	247,839	263,398
2631, 4.500%, 06/15/2018	143,402	151,964
2686, 3.500%, 10/15/2018	402,215	418,785
2696, 4.000%, 10/15/2018	177,725	186,938
2685, 4.000%, 10/15/2018	739,222	779,515
2695, 4.000%, 10/15/2018	354,560	374,233
2707, 4.500%, 11/15/2018	303,201	324,135
2735, 4.000%, 01/15/2019	762,853	804,448
2899, 4.500%, 03/15/2019	91,354	92,871
2773, 4.000%, 04/15/2019	784,325	833,180
2786, 4.000%, 04/15/2019	456,831	486,310
2790, 5.000%, 05/15/2019	146,387	157,052
2934, 0.000%, 02/15/2020 (b)	196,088	182,888
3037, 4.500%, 02/15/2020	33,912	34,667
2958, 4.500%, 04/15/2020	789,375	839,766
3010, 4.500%, 07/15/2020	850,000	922,159
3033, 4.500%, 09/15/2020	233,805	249,422
3621, 5.000%, 01/15/2021	270,679	286,068
3296, 5.000%, 02/15/2021	12,218	12,265
3455, 4.500%, 10/15/2021	1,848	1,848
2666, 5.500%, 01/15/2022	6,051	6,065
3288, 4.500%, 03/15/2022	985,000	1,057,332
2558, 4.500%, 06/15/2022	4,557	4,560
2558, 4.500%, 06/15/2022	10,479	10,488
3484, 5.000%, 09/15/2022	54,973	56,797
2522, 5.500%, 11/15/2022	1,061,831	1,175,088
2710, 4.750%, 12/15/2022	42,025	42,312
2649, 3.500%, 07/15/2023	53,477	56,699
2676, 5.000%, 09/15/2023	776,742	855,325

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2013

	Principal
	Amount	Value
Mortgage Backed Securities – 94.60% (Continued)
Freddie Mac REMICS (Continued)
3842, 3.500%, 12/15/2023	$275,618	$283,477
2720, 5.000%, 12/15/2023	34,059	36,395
2746, 5.000%, 02/15/2024	716,825	794,871
2783, 5.000%, 04/15/2024	512,422	568,029
2929, 5.000%, 07/15/2024	1,067,897	1,081,991
2824, 5.000%, 07/15/2024	24,011	26,632
3007, 5.500%, 07/15/2024	70,931	73,485
2835, 5.500%, 08/15/2024	84,183	92,591
2892, 5.000%, 11/15/2024	699,215	768,240
3749, 3.000%, 03/15/2025	856,118	879,093
3741, 3.500%, 03/15/2025	167,405	174,504
3726, 3.000%, 04/15/2025	487,071	504,677
3784, 4.000%, 01/15/2026	175,900	186,406
3178, 6.000%, 09/15/2028	106,290	110,233
3737, 5.000%, 10/15/2030	1,327,013	1,462,635
2864, 5.500%, 01/15/2031	27,592	27,782
2344, 6.500%, 08/15/2031	72,126	78,815
2922, 5.500%, 01/15/2032	739	739
2631, 5.000%, 02/15/2032	14,766	14,757
2690, 5.000%, 04/15/2032	474,357	487,954
2600, 5.500%, 06/15/2032	32,802	33,620
2682, 4.500%, 07/15/2032	538,345	554,899
2968, 6.000%, 09/15/2032	87,706	89,278
3830, 4.000%, 10/15/2039	278,277	288,947
3811, 5.000%, 09/15/2040	1,372,424	1,464,102
		25,479,983
Freddie Mac Strips
S0-1556, 0.000%, 04/01/2028 (b)	1,038,702	975,002
Ginnie Mae II Pool
004759M, 4.000%, 08/20/2025	1,192,440	1,279,107
Ginnie Mae I Pool
781567X, 5.000%, 02/15/2018	89,307	95,325
781731X, 4.500%, 11/15/2018	334,067	354,461
782098X, 6.000%, 01/15/2020	356,025	379,693
781919X, 5.000%, 05/15/2020	680,066	729,566
782039X, 5.500%, 11/15/2020	217,574	233,281
782232X, 5.000%, 07/15/2021	465,748	498,205
		2,290,531
Government National Mortgage Association
1998-21, 6.500%, 09/20/2028	84,642	93,096
2009-58, 4.000%, 11/16/2031	74,581	75,443
2005-51, 4.500%, 07/20/2035	94,318	95,045
2007-49, 0.000%, 12/20/2035 (b)	99,102	98,993
2009-104, 4.250%, 7/20/2036	408,154	423,258
2008-55, 5.000%, 07/20/2037	192,312	200,147
2010-112, 3.000%, 04/20/2038	213,118	220,239

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2013

	Principal
	Amount	Value
Mortgage Backed Securities – 94.60% (Continued)
Government National Mortgage Association (Continued)
2009-15, 4.250%, 12/20/2038	$567,592	$600,757
2009-101, 4.000%, 08/20/2039	347,586	385,157
2011-40, 2.500%, 06/20/2038	332,361	338,978
2013-55, 1.579%, 12/16/2042	798,492	801,053
2013-07, 0.744%, 05/16/2053 (a)(c)	12,425,679	963,326
2013-01, 0.908%, 02/16/2054 (a)(c)	9,943,199	878,820
2013-02, 0.738%, 05/16/2054 (a)(c)	15,925,322	1,023,401
2013-17, 0.989%, 06/16/2054 (a)(c)	19,940,348	1,464,737
2013-40, 1.085%, 06/16/2054 (a)(c)	12,969,856	986,384
		8,648,834
TOTAL MORTGAGE BACKED SECURITIES (Cost $117,460,348)		120,267,379

	Shares
SHORT-TERM INVESTMENTS – 5.36%
First American US Treasury Money Market Fund
0.00% (a)	6,819,661	6,819,661
TOTAL SHORT-TERM INVESTMENTS (Cost $6,819,661)		6,819,661

Total Investments (Cost $124,280,009) – 99.96%		127,087,040
Other Assets in Excess of Liabilities – 0.04%		50,668
TOTAL NET ASSETS – 100.00%		$127,137,708

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at May 31, 2013.
(b)	Represents a principal-only security that entitles holders to receive only principal payments on the underlying mortgages.
(c)	Represents an interest-only security that entitles holders to receive only interest payments on the underlying mortgages.

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Statement of Assets and Liabilities

May 31, 2013

ASSETS
Investments, at value (cost $124,280,009)	$127,087,040
Cash	743
Interest receivable	525,694
Receivable for Fund shares sold	15,438
Other assets	27,591
TOTAL ASSETS	127,656,506

LIABILITIES
Payable for Fund shares redeemed	407,845
Payable to Adviser	33,692
Payable to affiliates	56,429
Payable for distribution fees	2,203
Accrued expenses and other liabilities	18,629
TOTAL LIABILITIES	518,798

NET ASSETS	$127,137,708

Net Assets Consist Of:
Paid-in capital	$128,345,042
Accumulated undistributed net investment income	4,122
Accumulated net realized loss from investments	(4,018,487)
Net unrealized appreciation on investments	2,807,031
Net Assets	$127,137,708

Institutional Class Shares
Net assets	124,015,717
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	12,314,368
Net asset value, offering price and redemption price per share	$10.07

Retail Class Shares
Net assets	3,111,919
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	313,732
Net asset value, offering price and redemption price per share	$9.92

StoneCastle Treasurer Class Shares
Net assets	10,072
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,000
Net asset value, offering price and redemption price per share	$10.07

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Statement of Operations

For the Year Ended May 31, 2013

INVESTMENT INCOME (LOSS)
Interest income (net of amortization and paydown gains and losses)	$(591,282)
TOTAL INVESTMENT INCOME (LOSS)	(591,282)

EXPENSES
Advisory fees	469,814
Administration and accounting fees	157,263
Pricing expenses	79,016
Transfer agent fees and expenses	59,970
Federal and state registration fees	42,444
Custody fees	30,399
Legal fees	22,954
Audit and tax fees	18,004
Chief Compliance Officer fees and expenses	11,997
Distribution fees – Retail Class	6,455
Reports to shareholders	6,244
Trustees’ fees and related expenses	6,184
Other expenses	15,593
TOTAL EXPENSES	926,337

NET INVESTMENT LOSS	(1,517,619)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	764,374
Change in net unrealized appreciation on investments	902,164
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,666,538

NET INCREASE IN NET ASSETS FROM OPERATIONS	$148,919

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Statements of Changes in Net Assets

	Year Ended	Period Ended
	May 31, 2013(2)	May 31, 2012(1)
FROM OPERATIONS
Net investment income (loss)	$(1,517,619)	$(367,728)
Net realized gain from investments	764,374	358,088
Change in net unrealized appreciation on investments	902,164	1,904,867
Net increase in net assets from operations	148,919	1,895,227

FROM DISTRIBUTIONS
Net investment income – Institutional Class	(2,125,447)	(1,099,854)
Net investment income – Retail Class	(26,138)	(4)
Net investment income – StoneCastle Treasurer Class	(37)	—
Net decrease in net assets resulting
from distributions paid	(2,151,622)	(1,099,858)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	131,263,432	130,328,892
Proceeds from shares sold – Retail Class	4,341,175	1,070
Proceeds from shares sold – StoneCastle Treasurer Class	10,100	—
Proceeds from shares issued from transfers in-kind – Institutional Class(3)	1,468,697	72,485,478
Shares issued in reinvestment of distributions – Institutional Class	1,724,459	1,074,847
Shares issued in reinvestment of distributions – Retail Class	12,057	4
Shares issued in reinvestment of distributions – StoneCastle Treasurer Class	37	—
Payments for shares redeemed – Institutional Class	(152,109,219)	(61,061,968)
Payments for shares redeemed – Retail Class	(1,193,949)	(70)
Payments for shares redeemed – StoneCastle Treasurer Class	—	—
Net increase (decrease) in net assets from capital share transactions	(14,483,211)	142,828,253

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,485,914)	143,623,622

NET ASSETS:
Beginning of period	143,623,622	—
End of period	$127,137,708	$143,623,622

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$4,122	$384,815

(1)	The Institutional Class shares commenced operations on June 30, 2011 and the Retail Class shares commenced operations on December 30, 2011.
(2)	The StoneCastle Treasurer Class shares commenced operations on February 19, 2013.
(3)	See Note 8 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – Institutional Class Shares

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	May 31, 2013	May 31, 2012(1)
Net Asset Value, Beginning of Period	$10.20	$10.00

Income (loss) from investment operations:
Net investment loss(2)(3)	(0.10)	(0.04)
Net realized and unrealized gain on investments	0.11	0.33
Total from investment operations	0.01	0.29

Less distributions paid:
From net investment income	(0.14)	(0.09)
Total distributions paid	(0.14)	(0.09)

Net Asset Value, End of Period	$10.07	$10.20

Total Return(4)	0.08%	2.90%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$124,016	$143,623

Ratio of expenses to average net assets(5)	0.59%	0.63%

Ratio of net investment loss to average net assets(5)	(0.96)%	(0.39)%

Portfolio turnover rate(4)	78.90%	87.78%

(1)	The Institutional Class shares commenced operations on June 30, 2011.
(2)	Per share net investment loss has been calculated using the daily average shares outstanding method.
(3)	Net investment loss per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – Retail Class Shares

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	May 31, 2013	May 31, 2012(1)
Net Asset Value, Beginning of Period	$10.05	$10.00

Income (loss) from investment operations:
Net investment loss(2)(3)	(0.13)	(0.03)
Net realized and unrealized gain on investments	0.11	0.11
Total from investment operations	(0.02)	0.08

Less distributions paid:
From net investment income	(0.11)	(0.03)
Total distributions paid	(0.11)	(0.03)

Net Asset Value, End of Period	$9.92	$10.05

Total Return(4)	-0.19%	0.85%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$3,112	$1

Ratio of expenses to average net assets(5)	0.85%	0.88%

Ratio of net investment loss to average net assets(5)	(1.33)%	(0.74)%

Portfolio turnover rate(4)	78.90%	87.78%

(1)	The Retail Class shares commenced operations on December 30, 2011.
(2)	Per share net investment loss has been calculated using the daily average shares outstanding method.
(3)	Net investment loss per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – StoneCastle Treasurer Class Shares

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

Period Ended
May 31, 2013(1)
Net Asset Value, Beginning of Period	$10.14

Income (loss) from investment operations:
Net investment loss(2)(3)	(0.03)
Net realized and unrealized gain (loss) on investments	0.00 (6)
Total from investment operations	(0.03)

Less distributions paid:
From net investment income	(0.04)
Total distributions paid	(0.04)

Net Asset Value, End of Period	$10.07

Total Return(4)	-0.33%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$10

Ratio of expenses to average net assets(5)	0.66%

Ratio of net investment loss to average net assets(5)	(0.91)%

Portfolio turnover rate(4)	78.90%

(1)	The StoneCastle Treasurer Class shares commenced operations on February 19, 2013.
(2)	Per share net investment loss has been calculated using the daily average shares outstanding method.
(3)	Net investment loss per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized.
(5)	Annualized.
(6)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund
Notes to Financial Statements
May 31, 2013

(1)      Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is to achieve a high and stable rate of return, when and as opportunities are available in the context of preserving capital in adverse markets.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Fund currently offers three classes of shares, the Institutional Class, the Retail Class and the StoneCastle Treasurer Class.  The Retail Class shares are subject to a 0.25% distribution fee.  Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single class of shares.  The Fund’s registration statement became effective on June 22, 2011.  The Institutional share class commenced operations on June 30, 2011.  The Retail share class commenced operations on December 30, 2011.  The StoneCastle Treasurer Class commenced operations on February 19, 2013.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by M.D. Sass Investors Services, Inc. (the “Adviser”).

(2)      Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)  Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal.  These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.  Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as level 2 of the fair value hierarchy.

U.S. Government Securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government securities are typically categorized in level 2 of the fair value hierarchy.

U.S. Government Agency Securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  These securities are typically categorized in level 2 of the fair value hierarchy.

Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund
Notes to Financial Statements (Continued)
May 31, 2013

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2013:

	Level 1	Level 2	Level 3	Total
Fixed Income
Mortgage Backed Securities	$—	$120,267,379	$—	$120,267,379
Total Equity	—	120,267,379	—	120,267,379
Short-Term Investments	6,819,661	—	—	6,819,661
Total Investments in Securities	$6,819,661	$120,267,379	$—	$127,087,040

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.  During the period, there were no transfers between levels for the Fund.  It is the Fund’s policy to record transfers between levels as of the end of the reporting period.  The Fund did not hold financial derivative instruments during the period.

(b)  Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the period ended May 31, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for the tax periods since the commencement of operations.

(c)  Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund
Notes to Financial Statements (Continued)
May 31, 2013

the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(d)  Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(e)  Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(f)  Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of the Retail Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

(g)  Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the first in-first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense, less foreign withholding tax, is recognized on the ex-dividend date and interest income and expenses are recognized on an accrual basis.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the interest method.  Gains and losses on principal payments of mortgage backed securities (paydowns gains and losses) are included as an adjustment to interest income in the statement of operations.

(3)      Federal Tax Matters

The tax character of distributions paid during the periods ended May 31, 2012 and May 31, 2013 were as follows:

	Ordinary Income	Long-Term Capital Gain
May 31, 2012	$1,099,858	$ —
May 31, 2013	$2,151,622	$ —

As of May 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$124,280,009
Gross tax unrealized appreciation	2,947,466
Gross tax unrealized depreciation	(140,435)
Net tax unrealized appreciation	2,807,031
Undistributed ordinary income	4,122
Undistributed long-term capital gain	—
Total distributable earnings	4,122
Other accumulated losses	(4,018,487)
Total accumulated losses	$(1,207,334)

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund
Notes to Financial Statements (Continued)
May 31, 2013

At May 31, 2013, the Fund had short-term capital loss carryovers of $2,341,449 and long-term capital loss of $166,418, which will be carried forward indefinitely to offset future realized capital gains.  To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryovers.

At May 31, 2013, the Fund deferred, on a tax basis, post-October losses of $1,510,620.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2013, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

Undistributed Net Investment Income/(Loss)	$ 3,288,548
Accumulated Net Realized Gain/(Loss)	$ (3,288,548)

(4)      Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.30% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through June 29, 2014, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (excluding any taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions and interest and broker expenses, acquired fund fees and expenses or extraordinary expenses) do not exceed 0.70%, 0.95% and 0.70% (the “Expense Limitation Cap”) of the Fund’s average daily net assets of the Institutional, Retail and StoneCastle Treasurer Classes, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of the waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  There were no such waivers during the period ended May 31, 2013.

(5)      Distribution Plan

The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Retail Class shares for services to prospective Fund shareholders and distribution of Fund shares.  During the period ended May 31, 2013, the Fund accrued expenses of $6,455 pursuant to the 12b-1 Plan.  As of May 31, 2013, the distributor was owed fees of $2,203 pursuant to the 12b-1 plan.

(6)      Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement. The Administrator performs various administrative and accounting services including preparing various federal and state regulatory filings, reports and returns for the Fund; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended May 31, 2013, the Fund incurred $157,263 in administration and accounting fees.  At May 31, 2013, the Administrator and Fund Accountant were owed fees of $38,212.

USBFS also serves as the transfer agent to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended May 31, 2013, the Fund incurred $59,970 and $30,399 in transfer agency and custody fees, respectively.  At May 31, 2013, fees of $11,202, and $5,007 were owed for transfer agency and custody fees, respectively.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund
Notes to Financial Statements (Continued)
May 31, 2013

The Fund has a line of credit with U.S. Bank (see footnote 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended May 31, 2013, the Fund was allocated $11,997 of the Trust’s Chief Compliance Officer fees.  At May 31, 2013, fees of $2,008 were owed by the Fund to the Chief Compliance Officer.

(7)      Capital Share Transactions

Transactions in shares of the Fund were as follows:

Institutional Class
	Year Ended	Period Ended
	May 31, 2013	May 31, 2012(1)
Shares sold	12,885,115	12,509,409
Shares issued from transfer in-kind	143,568	7,153,309
Shares reinvested	169,850	105,758
Shares redeemed	(14,961,989)	(5,990,652)
Net increase (decrease)	(1,763,456)	14,077,824

(1)  The Institutional Class shares commenced operations June 30, 2011.

Retail Class
	Year Ended	Period Ended
	May 31, 2013	May 31, 2012(1)
Shares sold	432,124	107
Shares reinvested	1,207	—	(2)
Shares redeemed	(119,699)	(7)
Net increase	313,632	100

(1)  The Retail Class shares commenced operations December 30, 2011.
(2)  Amount is less than one share.

StoneCastle Treasurer Class
Period Ended
May 31, 2013(1)
Shares sold	996
Shares reinvested	4
Net increase	1,000

(1)  The StoneCastle Treasurer Class shares commenced operations February 19, 2013.

(8)      Investment Transactions

The aggregate purchases and sales of U.S. government securities, excluding short-term investments and amounts transferred in-kind noted below, for the Fund for the year ended May 31, 2013, were $116,541,527 and $133,635,245, respectively.

During the periods ended May 31, 2013 and 2012, the Fund accepted, in accordance with the Rule 17a-7 procedures adopted by the Trust, cash and cash equivalents and securities eligible for investment by the Fund as consideration for Fund shares issued (“Transfer In-Kind”) at a fair value of $1,468,697 and $72,485,478, respectively.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund
Notes to Financial Statements (Continued)
May 31, 2013

(9)      Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At May 31, 2013 National Financial Services, LLC and Pershing LLC held 39.5% and 60.5%, respectively, of the outstanding shares of the Retail Class.  At May 31, 2013, the Adviser was the sole shareholder in StoneCastle Treasurer Class.

(10)    Line of Credit

At May 31, 2013, the Fund had a line of credit in the amount of $15,000,000, which matures on August 15, 2013.  This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate.  The credit facility is with the Fund’s custodian, U.S. Bank, N.A.  During the year ended May 31, 2013, the Fund borrowed on the line of credit on fifteen days, with an average borrowing and interest rate on those days of $2,817,800 and 3.25%, respectively.  Interest expense of $4,876 incurred during the year is included within other expenses on the Statement of Operations.  The balance from April 12, 2013 through April 14, 2013 of $4,482,000 was the maximum amount of borrowing during the year ended May 31, 2013.  On May 31, 2013 there were no borrowings outstanding.

(11)    Subsequent Event

On June 27, 2013, the Fund declared and paid a distribution from ordinary income of $106,662, $2,284 and $10 to the Institutional, Retail and StoneCastle Treasurer Classes, respectively, to shareholders of record on June 26, 2013.

The Adviser is an affiliate of M.D. Sass, LLC which serves as the investment adviser to the M.D. Sass Equity Income Plus Fund.  On June 28, 2013, the M.D. Sass Equity Income Plus Fund became effective and commenced operations.

(12)    Recent Accounting Pronouncement

In January, 2013, the FASB issue ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Reporting Financial Standards (“IFRS”).  ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepare in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) The net amount presented in the Statement of Assets and Liabilities, d) the amounts subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013.  Management is currently evaluating the impact it will have on the Fund’s financial statements. There is no impact of the ASU on the financial statements of the Fund for the year ended May 31, 2013.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund
(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund (the “Fund”), a series of the Trust for Professional Managers, as of May 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund as of May 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
July 30, 2013

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.
We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund
Additional Information
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees.  Information pertaining to the Trustees of the Trust is set forth below.  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-MDS-FUND (1-855-637-3863).

Independent Trustees
Number of
		Term of		Portfolios	Other Directorships
	Position(s)	Office and		in Trust	Held by Trustee
Name,	Held with	Length of	Principal Occupation(s)	Overseen	During the
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Past Five Years

Dr. Michael D. Akers	Trustee	Indefinite	Professor and Chair,	29	Independent Trustee,
615 E. Michigan St.		Term; Since	Department of Accounting,		USA MUTUALS (an
Milwaukee, WI 53202		August 22,	Marquette University (2004–present).		open-end investment
Age: 58		2001			company with two
portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest Airlines, Inc.	29	Independent Trustee,
615 E. Michigan St.		Term; Since	(airline company) (1986–present).		USA MUTUALS (an
Milwaukee, WI 53202		August 22,			open-end investment
Age: 56		2001			company with two
portfolios).

Jonas B. Siegel	Trustee	Indefinite	Managing Director, Chief	29	Independent Trustee,
615 E. Michigan St.		Term; Since	Administrative Officer (“CAO”) and		Gottex Multi-Asset
Milwaukee, WI 53202		October 23,	Chief Compliance Officer (“CCO”),		Endowment Fund
Age: 69		2009	Granite Capital International Group,		complex (three closed-
			L.P. (an investment management firm)		end investment
			(1994–2011); Vice President,		companies);
			Secretary, Treasurer and CCO of		Independent Trustee,
			Granum Series Trust (an open-end		Gottex Multi-
			investment company) (1997–2007);		Alternatives
			President, CAO and CCO, Granum		Fund complex
			Securities, LLC (a broker-dealer)		(three closed-end
			(1997–2007).		investment companies);
Independent Manager,
Ramius IDF, LLC,
(two closed- end
investment companies).
Interested Trustee and Officers
Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice President, U.S.	29	Trustee, Buffalo Funds
615 E. Michigan St.	and	Term; Since	Bancorp Fund Services, LLC		(an open- end
Milwaukee, WI 53202	Trustee	August 22,	(1994–present).		investment company
Age: 51		2001			with ten portfolios);
Trustee, USA
MUTUALS (an open-
end investment
company with two
portfolios).

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of		Portfolios	Other Directorships
	Position(s)	Office and		in Trust	Held by Trustee
Name,	Held with	Length of	Principal Occupation(s)	Overseen	During the
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Past Five Years

John Buckel	President	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Principal	January 24,	(2004–present).
Age: 55	Executive	2013
Officer

Jennifer A. Lima	Vice	Indefinite	Mutual Fund Administrator, U.S.	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Bancorp Fund Services, LLC
Milwaukee, WI 53202	Treasurer	January 24,	(2002–present).
Age: 39	and	2013
Principal
Financial and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund Services,
Milwaukee, WI 53202		November 15,	LLC (2004–present).
Age: 33		2005

Robert M. Slotky	Vice	Indefinite	Senior Vice President, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Fund Services, LLC (2001–present).
Milwaukee, WI 53202	Chief	January 26,
Age: 65	Compliance	2011
Officer and
Anti-Money
Laundering
Officer

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund Administrator, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund Services, LLC
Milwaukee, WI 53202		July 21,	(2008–present).
Age: 31		2011

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies.  A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-MDS-FUND (1-855-637-3863).  A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 will be available without charge, upon request, by calling, toll free, 1-855-MDS-FUND (1-855-637-3863), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends.  The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters).  Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-MDS-FUND (1-855-637-3863) to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

M.D. SASS 1-3 YEAR DURATION U.S. AGENCY BOND FUND

Investment Adviser	M.D. Sass Investors Services, Inc.
1185 Avenue of the Americas
18th Floor
New York, New York 10036

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2012.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2013	FYE 5/31/2012
Audit Fees	$15,000	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2013	FYE 5/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2013	FYE 5/31/2012
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*                   /s/ John Buckel
John Buckel, President

Date   August 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ John Buckel
John Buckel, President

Date   August 5, 2013

By (Signature and Title)*                   /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date   August 5, 2013

* Print the name and title of each signing officer under his or her signature.